PROSPECTUS SUPPLEMENT, June 21, 2004
to Thornburg Institutional Class Shares Prospectus, February 1, 2004

Thornburg Limited Term Municipal Fund National Portfolio and Thornburg Limited Term Municipal Fund California Portfolio, series of Thornburg Limited Term Municipal Fund, Inc., merged respectively on June 21, 2004 into Thornburg Limited Term Municipal Fund and Thornburg California Limited Term Municipal Fund, series of Thornburg Investment Trust.

Shares of Thornburg Limited Term Municipal Fund National Portfolio and Thornburg Limited Term Municipal Fund California Portfolio are no longer offered through this Prospectus. Institutional Class shares of Thornburg Limited Term Municipal Fund and Thornburg California Limited Term Municipal Fund are offered through the Thornburg Limited Term Municipal Funds - Institutional Class Shares Prospectus, March 10, 2004.